ASSIGNMENT OF LICENSE AGREEMENT


          THIS ASSIGNMENT OF LICENSE AGREEMENT (this "AGREEMENT") is dated as of January ___, 2003, and is made by E Merchant Processing, Incorporated (the "BORROWER"), in favor of and for the benefit of IIG Capital LLC as agent for IIG Trade Opportunities Fund N.V. (the "LENDER"), with the approval of Divisas
Mexicanas,  S.A.  de  C.V.  ("DIVISAS").

                                    RECITALS

          WHEREAS, the Borrower has entered into that certain Promissory Note dated of even date herewith in favor of the Lender and in the principal amount of $4,000,000, (as the same may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "NOTE"; capitalized terms defined in the Note and not defined herein shall have the meanings ascribed to them in the
Note);  and

          WHEREAS, it is a condition precedent to the making of the loan by the Lender evidenced by the Note that the Borrower assign to the Lender the Borrower's rights and interest in the license agreement between the Borrower and Divisas (the "LICENSE AGREEMENT").

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make the loan, the parties hereto agree as follows:

     SECTION 1  Assignment of Rights.  The Borrower hereby assigns to the Lender
                --------------------
all right, title and interest in, to and under the License Agreement (including without limitation all accessions and proceeds arising from such License Agreement) (the "ASSIGNED RIGHTS"), up to an aggregate amount equal to at least the aggregate amount of principal, interest, fees and costs accrued under the Note (the "ASSIGNMENT"). For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when proceeds are collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2 The Borrower Remains Liable. Anything herein to the contrary
                    ---------------------------
notwithstanding, (a) the Borrower shall remain liable under the License Agreement, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the License Agreement and (c) the Lender shall not have any obligation or liability under the License Agreement by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder by reason of this Agreement.


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          SECTION  3  Acknowledgment  and  Consent.  Divisas hereby acknowledges
                      ----------------------------
and consents to this Agreement and commits to transfer, on and after the date hereof, all amounts assigned to the Lender under this Agreement to the Lender's account [describe deposit account] (the "Lender's Account").

          SECTION  4  Representations  and  Warranties.  The Borrower represents
                      --------------------------------
and  warrants  as  follows:

          4.1     Binding  Obligation.  This  Agreement is the legally valid and
                  -------  ----------
     binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and to general principles of equity.

          4.2     Delivery of Instruments.  All notes, stock certificates, bonds
                  -----------------------
     and other instruments relating to the License Agreement, if any, have been delivered to the Lender duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          4.3     Payment  Rights  Valid.  The License Agreement constitutes the
                  ----------------------
     legal, valid and binding obligation of each party thereto and complies in all material respects with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto.

          4.4     Governmental  Authorizations.  No  authorization,  approval or
                  ----------------------------
     other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the perfection by the Lender of its rights and remedies hereunder.

          4.7     Other  Information.  All  information  heretofore,  herein  or
                  ------------------
     hereafter supplied to the Lender by or on behalf of the Borrower with respect to the Assigned Rights is accurate and complete in all material respects.

          4.8     Incorporation  of  Representations  and  Warranties.  Each
                  ---------------------------------------------------
     representation and warranty of the Borrower set forth in the Note is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.


          SECTION  5  Further Assurances.  The Borrower agrees that from time to
                      ------------------
     time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest or other rights granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Assigned Rights.

          SECTION  6  Lender  Appointed  Attorney-in-Fact.  The  Borrower hereby
                      -----------------------------------
     irrevocably appoints the Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Lender or otherwise, from time to time in the Lender's


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
     discretion to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          6.1 to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Assigned Rights,

          6.2 to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with Section 6.1 above,
                                                              -----------

          6.3 to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any amounts due under the License Agreement or otherwise to enforce the rights of the Lender with respect to the License Agreement,

          6.4 to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Assigned Rights, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

          SECTION  7  Lender  May Perform.  If the Borrower fails to perform any
                      -------------------
agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Borrower under Section 11 of this
                                                              ----------
Agreement.

          SECTION  8  Lender's  Duties  and  Liabilities.
                      ----------------------------------

          8.1 The powers conferred on the Lender hereunder are solely to protect its interest in the Assigned Rights and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any instruments in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to the License Agreement or the Assigned Rights or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to exercise reasonable care in the custody and preservation of instruments in its possession if such instruments are accorded treatment substantially equal to that which the Lender accords its own property.

          8.2 The Lender shall not be liable to the Borrower for any loss or damage sustained by it, that may occur as a result of, in connection with or that is in any way related to (a) any exercise by the Lender of any right or remedy under this Agreement or (b) any other act of or failure to act by the Lender, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct.


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          8.3     NO CLAIM MAY BE MADE BY THE BORROWER AGAINST THE LENDER OR ITS
     AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE BORROWER HEREBY EXPRESSLY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          SECTION  9  Remedies.  If any Event of Default shall have occurred and
                      --------
be continuing, the Lender may exercise in respect of the Assigned Rights, (a) all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of New York (the "Code") (whether or not the Code applies thereto), (b) all of the rights and remedies provided for in this Agreement, the Note and any other agreement between the Borrower and the Lender,
(c) in the case where a default also exists under the License Agreement, exercise any one or more of Borrower's rights and remedies arising in connection with the License Agreement and (d) such other rights and remedies as may be provided by law or otherwise (such rights and remedies of the Lender to be cumulative and nonexclusive).

          SECTION  10  Application  of  Proceeds.  Except  as expressly provided
                       -------------------------
elsewhere in this Agreement, all proceeds received by the Lender in respect of any sale of, collection from or other realization upon all or any part of the Assigned Rights may, in the discretion of the Lender, be held by the Lender and then, or at any other time thereafter applied, in full or in part by the Lender against the obligations of the Borrower under the Note in the following order of priority:


          FIRST:  To  the  payment  of all reasonable costs and expenses of such
          -----
     collection or other realization and all other expenses, liabilities and advances made or incurred by the Lender in connection therewith and all amounts for which the Lender is entitled to indemnification hereunder and all advances made by the Lender hereunder for the account of the Borrower and for the payment of all costs and expenses paid or incurred by the Lender in connection with the exercise of any right or remedy hereunder, all in accordance with Section 11 of this Agreement;
                                -----------

          SECOND: To the ratable payment in full of all obligations owing to the
          ------
     Lender  by  the  Borrower;  and

          THIRD: After payment in full of the amounts specified in the preceding
          -----
     paragraphs, to the payment to or upon the order of the Borrower, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.


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
          All applications of proceeds to the Borrower's obligations to the Lender shall be applied to the payment of interest before application of payment to principal.

          SECTION 11 Indemnity and Expenses.
                     ------------------------

          11.1 The Borrower agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

          11.2 The Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of Lender's counsel and of any experts and agents, that the Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Assigned Rights after the occurrence of an Event of Default, (ii) the exercise or enforcement of any of the rights of the Lender hereunder after the occurrence of an Event of Default or (iii) the failure by the Borrower to perform or observe any of the provisions hereof.

          SECTION  12  Notices.  The  terms and provisions of Section ___ of the
                       -------
Note (including, without limitation, the notice provisions hereof) are hereby incorporated herein by reference.

          SECTION  13  Amendments.  No  amendment  or waiver of any provision of
                       ----------
this Agreement nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION  14  Counterparts.  This  Agreement  may be executed in one or
                       ------------
more counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.]


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
IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                          E MERCHANT PROCESSING, INCORPORATED

                          By:
                              --------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          IIG CAPITAL LLC, as agent for IIG Trade Opportunities Fund N.V.

                          By:
                              --------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


                          DIVISAS MEXICANAS, S.A. DE C.V.

                          By:
                              --------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


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